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                                  APPENDIX A
                                      TO
                              CUSTODIAN AGREEMENT
                                    BETWEEN
                         BROWN BROTHERS HARRIMAN & CO.
                                      AND
                  EACH OF THE MANAGEMENT INVESTMENT COMPANIES
                        LISTED ON APPENDIX "A" THERETO

                         Dated as of November 26, 2013

The following is a list of Funds for which the Custodian shall serve under the Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                               PIONEER BOND FUND
                     PIONEER DIVERSIFIED HIGH INCOME TRUST
                         PIONEER EMERGING MARKETS FUND
                          PIONEER EQUITY INCOME FUND
                          PIONEER FLOATING RATE TRUST
                                 PIONEER FUND
                           PIONEER HIGH INCOME TRUST
                            PIONEER HIGH YIELD FUND

       PIONEER IBBOTSON ALLOCATION SERIES, a series trust consisting of:
                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                 PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
                    PIONEER IBBOTSON GROWTH ALLOCATION FUND
                   PIONEER IBBOTSON MODERATE ALLOCATION FUND
                          PIONEER MID CAP VALUE FUND

           PIONEER MONEY MARKET TRUST, a series trust consisting of:
                          PIONEER CASH RESERVES FUND

                       PIONEER MULTI-ASSET CREDIT TRUST
                      PIONEER MUNICIPAL HIGH INCOME TRUST
                 PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                          PIONEER REAL ESTATE SHARES
             PIONEER SERIES TRUST I, a series trust consisting of:
                    PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND

            PIONEER SERIES TRUST II, a series trust consisting of:
                        PIONEER AMT-FREE MUNICIPAL FUND
                      PIONEER SELECT MID CAP GROWTH FUND

            PIONEER SERIES TRUST III, a series trust consisting of:
                        PIONEER DISCIPLINED VALUE FUND

            PIONEER SERIES TRUST IV, a series trust consisting of:
                         PIONEER CLASSIC BALANCED FUND
                        PIONEER GOVERNMENT INCOME FUND

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                        PIONEER MULTI-ASSET INCOME FUND

             PIONEER SERIES TRUST V, a series trust consisting of:
                          PIONEER GLOBAL EQUITY FUND
                      PIONEER HIGH INCOME MUNICIPAL FUND
                      PIONEER LONG/SHORT GLOBAL BOND FUND
                 PIONEER LONG/SHORT OPPORTUNISTIC CREDIT FUND
                       PIONEER ABSOLUTE RETURN BOND FUND

            PIONEER SERIES TRUST VI, a series trust consisting of:
                          PIONEER FLOATING RATE FUND
                     PIONEER MULTI-ASSET REAL RETURN FUND

                       PIONEER CAYMAN COMMODITY FUND LTD
      (a wholly-owned subsidiary of Pioneer Multi-Asset Real Return Fund)

            PIONEER SERIES TRUST VII, a series trust consisting of:
                    PIONEER GLOBAL MULTISECTOR INCOME FUND
                        PIONEER GLOBAL HIGH YIELD FUND
               PIONEER EMERGING MARKETS LOCAL CURRENCY DEBT FUND

              PIONEER SERIES TRUST VIII, a series consisting of:
                       PIONEER INTERNATIONAL VALUE FUND

             PIONEER SERIES TRUST X, a series trust consisting of:
                          PIONEER DYNAMIC CREDIT FUND
                        PIONEER FUNDAMENTAL GROWTH FUND
                  PIONEER MULTI-ASSET ULTRASHORT INCOME FUND

            PIONEER SERIES TRUST XI, a series trust consisting of:
                           PIONEER CORE EQUITY FUND

            PIONEER SERIES TRUST XII a series trust consisting of:
                        PIONEER DISCIPLINED GROWTH FUND

                        PIONEER SHORT TERM INCOME FUND
                         PIONEER STRATEGIC INCOME FUND

        PIONEER VARIABLE CONTRACTS TRUST, a series trust consisting of:
                          PIONEER BOND VCT PORTFOLIO
                    PIONEER DISCIPLINED VALUE VCT PORTFOLIO
                    PIONEER EMERGING MARKETS VCT PORTFOLIO
                      PIONEER EQUITY INCOME VCT PORTFOLIO
                          PIONEER FUND VCT PORTFOLIO
                       PIONEER HIGH YIELD VCT PORTFOLIO
               PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO
              PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
                      PIONEER MID CAP VALUE VCT PORTFOLIO
                   PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                  PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO
                    PIONEER STRATEGIC INCOME VCT PORTFOLIO

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IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

    Each of the open-end management      BROWN BROTHERS HARRIMAN & CO.
    investment companies listed
    on this Appendix "A"

    By:     /s/ Christopher J. Kelley    By:     /s/ Elizabeth E. Prickett
            --------------------------           --------------------------
    Name:   Christopher J. Kelley        Name:   Elizabeth E. Prickett
    Title:  Secretary                    Title:  Senior Vice President